UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VILLAGE BANK AND TRUST FINANCIAL CORP.

VOTE

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Online

Go to **www.envisionreports.com/VBFC** or scan the QR code — login details are located in the shaded bar below.

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Village Bank and Trust Financial Corp. Annual Meeting to be Held on May 21, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions to access the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and Annual Report to shareholders are available at:

www.envisionreports.com/VBFC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/VBFC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2024 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/VBFC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Village Bank and Trust Financial Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 10, 2024. The Village Bank and Trust Financial Corp. Annual Meeting of Shareholders will be held on May 21, 2024 at 10:00 a.m. Eastern Time. The meeting will be conducted solely online via live webcast and there is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MRVJM5X on the meeting date and time. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Shareholders of record as of the close of business on March 28, 2024 are entitled to vote at the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and FOR “Every One Year” in Proposal 3: 1. Election of Directors: 01 - Frank E. Jenkins, Jr. 02 - Michael A. Katzen 03 - Michael L. Toalson 2. The approval, in an advisory (non-binding) vote, of the Company’s named executive officer compensation disclosed in the Proxy Statement; 3. The approval, in an advisory (non-binding) vote, whether an advisory vote on executive compensation should be held every one, two or three years; 4. The approval of the Village Bank and Trust Financial Corp. 2024 Stock Incentive Plan; 5. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as Village Bank and Trust Financial Corp’s independent registered public accounting firm for the year ending December 31, 2024; and To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to participate and vote during the meeting, please visit meetnow.global/MRVJM5X on the meeting date and time. Shareholder Meeting Notice